                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 30, 2000


                            PRECISION CASTPARTS CORP.
             (Exact name of registrant as specified in its charter)


      State of Oregon                    1-10348                93-0460598
--------------------------------------------------------------------------------
(State or other jurisdiction of        (Commission            (IRS Employer
 incorporation or organization)         File No.)            Identification No.)


4650 SW Macadam, Suite 440, Portland, Oregon                       97201-4254
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


                                 (503) 417-4800
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



                                    No Change
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 7.    Financial Statements and Exhibits

(c) Exhibits

     99.1     Presentation Materials.

ITEM 9.  REGULATION FD DISCLOSURE

     On October 30, 2000 an executive officer of Precision Castparts Corp. presented an overview of the company's business at the Goldman Sachs Capital Goods Conference. Presentation materials are filed as Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 30, 2000

                                      PRECISION CASTPARTS CORP.


                                     -------------------------------------------
                                      William D. Larsson
                                      Vice President and Chief Financial Officer

                                  EXHIBIT INDEX



         Exhibit No.                                 Description
         -----------                                 -----------

         99.1                                        Presentation Materials.